UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2006


                                ESSEX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           COMMISSION FILE NO. 0-10772

                      VIRGINIA                                      54-0846569
           (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER ID NO.)
           INCORPORATION OR ORGANIZATION)


    6708 ALEXANDER BELL DRIVE, COLUMBIA, MARYLAND                        21046
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (301) 939-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)

|_| Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR
     240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 3, 2006, Essex Corporation (the "Company") entered into a Severance Agreement with Stephen E. Tate, former Executive Vice President, in connection with his resignation as Executive Vice President of the Company that was effective April 28, 2006.

Pursuant to the Severance Agreement, Mr. Tate will receive in consideration for the release of claims and other obligations under the Agreement and further provided that Mr. Tate remains in full compliance with his obligations to the Corporation under the Agreement, the Corporation agrees to provide the following:

(a) The Corporation shall pay to Mr. Tate the gross payment of $19,461.18 (based upon an hourly rate of $105.77), reduced by any applicable tax withholding.

(b)      The Corporation  shall retain Mr. Tate's  security  clearance until May
         31, 2006.

(c) Mr. Tate shall be held harmless and indemnified for decisions he made while he was the COO of Windermere, unless his decisions were reckless, grossly negligent or intentionally incorrect or fraudulent.

(d) Mr. Tate may keep his 401K plan with Windermere, however, the Corporation will not contribute to it.

(e) Mr. Tate may retain his rights, title or interest in or to any shares of the Corporation's stock options as defined in the Essex Corporation 2004 Stock Incentive Plan that were issued to him.

(f) Mr. Tate agrees that if he breaches or acts contrary to the representations and obligations set forth in the Agreement, such a violation would be deemed to be a material breach of the Agreement. Immediately upon such breach, Mr. Tate shall repay to the Corporation upon demand, the monies described in above and paid to him pursuant to this Agreement. The Corporation shall be entitled to obtain other appropriate relief in the event of Mr. Tate's breach. A copy of the Severance Agreement is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

On April 28, 2006, Stephen E. Tate resigned as Executive Vice President of the Company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

     Exhibit 10.1 Severance Agreement between the Company and Stephen E. Tate, dated May 3, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ESSEX CORPORATION


                                           /s/ Leonard E. Moodispaw
DATE: May 3, 2006                          Leonard E. Moodispaw
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION
NUMBER

10.1 Severance Agreement between the Company and Stephen E. Tate dated May 3, 2006.